MOHR SECTOR NAV ETF

Ticker Symbol: ENAV

Primary Listing Exchange for the Fund: CBOE BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated March 17, 2023, to the Prospectus and

Statement of Additional Information (“SAI”) dated January 2, 2023, as supplemented.

Effective March 17, 2023, the Mohr Sector NAV ETF’s Prospectus and Statement of Additional Information (“SAI”) are hereby revised as described below.

The Fund’s ticker symbol is changed to SNAV. All references to the Fund’s ticker symbol in the Prospectus and SAI are hereby revised to reflect the Fund’s new ticker symbol.

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You should read this Supplement in conjunction with the Prospectus and SAI dated January 2, 2023, for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 464-6608.